EXHIBIT 10.7(a)

                                                                  EXECUTION COPY




                         MASTER TRUST ACCOUNT AGREEMENT

                                      among

                          UNION ACCEPTANCE CORPORATION,
                    individually and as Predecessor Servicer,

                         UAC SECURITIZATION CORPORATION,
                                   as Seller,

                     PERFORMANCE SECURITIZATION CORPORATION,
                                   as Seller,

                  OFFICIAL COMMITTEE OF UNSECURED CREDITORS OF
                          UNION ACCEPTANCE CORPORATION,
                           as Creditor Representative

                           MBIA INSURANCE CORPORATION,

                           BNY MIDWEST TRUST COMPANY,
                        as Trustee and Indenture Trustee,

                              THE BANK OF NEW YORK,
                              as Indenture Trustee
                     SYSTEMS & SERVICES TECHNOLOGIES, INC.,
                             as Successor Servicer,
                              JPMORGAN CHASE BANK,
                          as Master Trust Paying Agent
                                       and

                            WILMINGTON TRUST COMPANY,
                                as Master Trustee


                           Dated as of April 17, 2003



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                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS..........................................................3

         Section 1.01. General Definitions.....................................3

         Section 1.02. Generic Terms...........................................9

         Section 1.03. Computation of Time Periods.............................9

ARTICLE II THE MASTER TRUST ACCOUNT............................................9

         Section 2.01. Appointment of Master Trustee...........................9

         Section 2.02. Pledge of Security Interest.............................9

         Section 2.03. Establishment of Master Trust Account..................10

         Section 2.04. Investment of Funds in Master Trust Account............10

         Section 2.05. Deposit of Funds into Master Trust Account;
                Distribution of Funds on Deposit in Master Trust Account......10

         Section 2.06. Release of Funds on Deposit in the
                Master Trust Account..........................................12

         Section 2.07. Termination of Master Trust Account....................13

ARTICLE III MASTER TRUST TRIGGER EVENTS; TRANSACTION TRIGGER
        EVENTS AND TRANSACTION EVENTS OF DEFAULT..............................14

         Section 3.01. First Level Trigger Events.............................14

         Section 3.02. Second Level Trigger Events............................14

         Section 3.03. Duration of Master Trust Trigger Events................14

         Section 3.04. Notification of Master Trust Trigger Events, Transaction Trigger Events and Transaction
                Events of Default.............................................15

ARTICLE IV THE MASTER TRUSTEE.................................................15

         Section 4.01. Duties of Master Trustee...............................15

         Section 4.02. Rights of Master Trustee...............................16

         Section 4.03. Compensation and Indemnity.............................17

         Section 4.04. Replacement of Master Trustee..........................18

         Section 4.05. Successor Master Trustee by Merger.....................19


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         Section 4.06. Eligibility............................................19

ARTICLE V Representations and Warranties......................................19

ARTICLE VI Master Trust Paying Agent..........................................20

         Section 6.01. Appointment of Master Trust Paying Agent...............20

         Section 6.02. Covenants of Master Trust Paying Agent.................20

         Section 6.03. Indemnity..............................................20

         Section 6.04. Removal of Master Trust Paying Agent...................21

         Section 6.05. Successor Master Trust Paying Agents...................21

ARTICLE VII MISCELLANEOUS PROVISIONS..........................................21

         Section 7.01. Amendments, Etc........................................21

         Section 7.02. Creditor Representative................................21

         Section 7.03. Indenture Trustees and Trustee.........................21

         Section 7.04. No Assignment..........................................22

         Section 7.05. Notices................................................22

         Section 7.06. No Waiver; Remedies and Severability...................24

         Section 7.07. Governing Law..........................................24

         Section 7.08. Counterparts...........................................24

         Section 7.09. Paragraph Headings, Etc................................24

         Section 7.10. Consent to Jurisdiction................................24

         Section 7.11. Jury Trial Waiver......................................25

         Section 7.12. Further Assurances.....................................25

         Section 7.13. Entire Agreement.......................................25

         Section 7.14. Nonpetition............................................26

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                         MASTER TRUST ACCOUNT AGREEMENT

     THIS MASTER TRUST ACCOUNT AGREEMENT (this "Agreement") is made as of April 17, 2003 by and among UNION ACCEPTANCE CORPORATION ("UAC"), individually and as predecessor servicer (the "Predecessor Servicer"), UAC SECURITIZATION CORPORATION ("UACSC") as seller, PERFORMANCE SECURITIZATION CORPORATION ("PSC"), as seller and as depositor, BNY MIDWEST TRUST COMPANY, as successor to the corporate trust administration of Harris Trust and Savings Bank, as indenture trustee under the various Indentures described below other than the 2000-B Indenture (as defined below) (the "BNY Indenture Trustee") and as trustee (the "Trustee") under the various Pooling and Servicing Agreements described below, THE BANK OF NEW YORK, as indenture trustee under the 2000-B Indenture (the "BONY Indenture Trustee" and, together with the BNY Indenture Trustee, the "Indenture Trustees" and, each individually, an "Indenture Trustee"), WILMINGTON TRUST COMPANY, as master trustee (the "Master Trustee"), SYSTEMS & SERVICES TECHNOLOGIES, INC., ("SST" and, in its capacity as servicer or successor servicer under the Servicing Agreements, "Servicer" or "Successor Servicer"), JPMORGAN CHASE BANK, as master trust paying agent (the "Master Trust Paying Agent"), MBIA INSURANCE CORPORATION, as financial guaranty insurer ("MBIA") and the CREDITOR REPRESENTATIVE (as defined herein).

                             PRELIMINARY STATEMENTS

     WHEREAS, UACSC, the Predecessor Servicer and the Trustee are parties to (a) the Pooling and Servicing Agreement dated as of March 1, 1998 (the "1998-A Servicing Agreement") with respect to the formation of UACSC 1998-A Auto Trust (the "1998-A Transaction"); (b) the Pooling and Servicing Agreement dated as of June 1, 1998 (the "1998-B Servicing Agreement") with respect to the formation of UACSC 1998-B Auto Trust (the "1998-B Transaction"); (c) the Pooling and Servicing Agreement dated as of September 1, 1998 (the "1998-C Servicing Agreement") with respect to the formation of UACSC 1998-C Auto Trust (the "1998-C Transaction"); (d) the Pooling and Servicing Agreement dated as of November 1, 1998 (the "1998-D Servicing Agreement") with respect to the formation of UACSC 1998-D Auto Trust (the "1998-D Transaction"); and (e) the Pooling and Servicing Agreement dated as of February 1, 1999 (the "1999-A Servicing Agreement") with respect to the formation of UACSC 1999-A Auto Trust (the "1999-A Transaction" and together with the 1998-A Transaction, the 1998-B Transaction, the 1998-C Transaction, and the 1998-D Transaction, the "Grantor Trust Transactions") (as the same may be amended, restated, supplemented or otherwise modified from time to time, the 1998-A Servicing Agreement, the 1998-B Servicing Agreement, the 1998-C Servicing Agreement, the 1998-D Servicing Agreement, and the 1999-A Servicing Agreement, each a "Grantor Trust Servicing Agreement" and collectively the "Grantor Trust Servicing Agreements");

     WHEREAS, PSC, the Predecessor Servicer and the Trustee are parties to the Pooling and Servicing Agreement dated as of June 1, 1998 with respect to the formation of PSC 1998-1 Grantor Trust (the "PSC Transaction") (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "PSC Servicing Agreement");

     WHEREAS, UACSC, the Predecessor Servicer and Wachovia Trust Company, National Association, formerly First Union Trust Company, National Association, as owner trustee (the "Owner Trustee") are parties to (a) the Trust and Servicing Agreement dated as of May 1, 1999


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(the "1999-B Servicing Agreement");  (b) the Trust and Servicing Agreement dated as of July 23, 1999 (the "1999 Master Trust and Servicing Agreement"); (c) the Trust and Servicing Agreement dated as of August 1, 1999 (the "1999-C Servicing Agreement"); (d) the Trust and Servicing Agreement dated as of November 1, 1999 (the "1999-D Servicing Agreement"); (e) the Trust and Servicing Agreement dated as of February 1, 2000 (the "2000-A Servicing Agreement"); (f) the Trust and Servicing Agreement dated as of June 1, 2000 (the "2000-B Servicing Agreement");
(g) the Trust and Servicing Agreement dated as of November 17, 2000 (the "2000-D Servicing Agreement"); (h) the Trust and Servicing Agreement dated as of February 24, 2001 (the "2001-A Servicing Agreement"); (i) the Trust and Servicing Agreement dated as of September 25, 2001 (the "2001-C Servicing Agreement"); and (j) the Trust and Servicing Agreement dated as of March 18, 2002 (the "2002-A Servicing Agreement") (the 1999-B Servicing Agreement, the 1999 Master Trust and Servicing Agreement, the 1999-C Servicing Agreement, the 1999-D Servicing Agreement, the 2000-A Servicing Agreement, the 2000-B Servicing Agreement, the 2000-D Servicing Agreement, the 2001-A Servicing Agreement, the 2001-C Servicing Agreement and the 2002-A Servicing Agreement, as the same have been or may hereafter be amended, restated, supplemented or otherwise modified from time to time, each an "Owner Trust Servicing Agreement" and together with the Grantor Trust Servicing Agreements and the PSC Servicing Agreement, the "Servicing Agreements"); and

     WHEREAS, the Owner Trustee, on behalf of the various trusts parties thereto (each an "Issuer"), and the BNY Indenture Trustee, are parties to (a) the Indenture dated as of May 1, 1999 (the "1999-B Indenture") with respect to the formation of UACSC 1999-B Owner Trust (the "1999-B Transaction"); (b) the Indenture and Security Agreement dated as of July 23, 1999 (the "1999 Master Indenture and Security Agreement") with respect to the formation of UACSC 1999 Master Owner Trust (the "1999 Master Owner Trust Transaction"); (c) the Indenture dated as of August 1, 1999 (the "1999-C Indenture") with respect to the formation of UACSC 1999-C Owner Trust (the "1999-C Transaction"); (d) the Indenture dated as of November 1, 1999 (the "1999-D Indenture") with respect to the formation of UACSC 1999-D Owner Trust (the "1999-D Transaction"); (e) the Indenture dated as of February 1, 2000 (the "2000-A Indenture") with respect to the formation of UACSC 2000-A Owner Trust (the "2000-A Transaction"); (f) the Indenture dated as of November 17, 2000 (the "2000-D Indenture") with respect to the formation of UACSC 2000-D Owner Trust (the "2000-D Transaction"); (g) the Indenture dated as of February 24, 2001 (the "2001-A Indenture") with respect to the formation of UACSC 2001-A Owner Trust (the "2001-A Transaction"); (h) the Indenture dated as of September 25, 2001 (the "2001-C Indenture") with respect to the formation of UACSC 2001-C Owner Trust (the "2001-C Transaction"); and (i) the Indenture dated as of March 18, 2002 (the "2002-A Indenture") with respect to the formation of UACSC 2002-A Owner Trust (the "2002-A Transaction") and the Owner Trustee and the BONY Indenture Trustee are parties to the Indenture dated as of June 1, 2000 (the "2000-B Indenture") with respect to the formation of UACSC 2000-B Owner Trust (the "2000-B Transaction" and together with the 1999-B Transaction, the 1999 Master Owner Trust Transaction, the 1999-C Transaction, the 1999-D Transaction, the 2000-A Transaction, the 2000-D Transaction, the
2001-A Transaction, the 2001-C Transaction and the 2002-A Transaction, the "Owner Trust Transactions") (the Owner Trust Transactions together with the Grantor Trust Transactions and the PSC Transaction, the "Transactions") (as the same may be amended, restated, supplemented or otherwise modified from time to time, the 1999-B Indenture, the 1999 Master Indenture and Security Agreement, the 1999-C Indenture, the 1999-D Indenture, the 2000-A Indenture, the 2000-B Indenture, the 2000-D Indenture, the 2001-A Indenture, the


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2001-C Indenture and the 2002-A Indenture,  each an "Indenture" and collectively the "Indentures"); and

     WHEREAS, on October 31, 2002, UAC filed a voluntary petition for relief (the "Bankruptcy Filing") under Chapter 11 of Title 11 of the United States Code with the Indianapolis Division of the United States Bankruptcy Court Southern District of Indiana (the "Bankruptcy Court"); and

     WHEREAS, on November 12, 2002, the Bankruptcy Court appointed the Creditor Representative to represent the unsecured creditors of UAC; and

     WHEREAS, on April 10, 2003, the Bankruptcy Court approved the sale and transfer by UAC of its automobile consumer receivable servicing platform assets to SST; and

     WHEREAS, on the date hereof and prior to the execution hereof, the parties have amended the Servicing Agreements, the Indentures and certain related documents to modify the provisions of the Servicing Agreements and the Indentures to provide for (i) the terms under which the Successor Servicer shall become party thereto and carry out its responsibilities and (ii) augmentation of the credit enhancement provisions of the Transactions and to curtail certain obligations of UAC under the Servicing Agreements (the "Amendments"); and

     WHEREAS, in connection with the Amendments, the parties have agreed to establish the Master Trust Account (as defined herein) and to provide for certain other matters related thereto.

     WHEREAS, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto mutually desire to enter into this Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and of the agreements herein contained, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

General Definitions. The terms defined in this Article I shall have the meanings provided herein for all purposes of this Agreement, unless the context clearly requires otherwise, in both singular and plural form, as appropriate. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Servicing Agreements (or, if not defined herein or therein, in the Indentures).

     "Adjusted Full Reserve Amount" means an amount equal to the greater of (a) 15% of the aggregate Outstanding Balance and (b) the Required Reserve Floor.

     "Adjusted Minimum Collateral Percentage" means, with respect to any Payment Date, the greater of (A) a fraction, expressed as a percentage, equal to (i) the Total Cash Collateral as of the immediately preceding Payment Date divided by
(ii) the aggregate Outstanding Balance as of the immediately preceding Payment Date , in both cases, after giving effect to all distributions


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on  such  preceding  Payment  Date,  or  (B)  the  Adjusted  Minimum  Collateral
Percentage for the immediately preceding Payment Date.

     "Affected Servicing Agreement" means each of the Grantor Trust Servicing Agreements and the 1999-B and 1999-C Servicing Agreements.

     "Aggregate Exposure Amount" shall mean, as of any Payment Date, an amount to be determined by MBIA (reasonably acceptable to UACSC) and provided to the Master Trustee equal to the sum of (i) 100% of the Outstanding Balance plus 50% of the projected interest to be paid on the Notes and the Investor Certificates for their estimated remaining life, as calculated pursuant to a methodology reasonably acceptable to MBIA and UACSC, plus (ii) any outstanding reimbursement obligations and fees and expenses owed to MBIA pursuant to the Transaction Documents plus (iii) the product of (x) the aggregate dollar amount of Servicer Fees, Owner Trustee Fees, Indenture Trustee Fees, Trustee Fees, Transaction Paying Agent Fees and Administration Fees or related expenses accrued and/or paid during the most recent calendar month times (y) the number of calendar months remaining until the latest legal final Payment Date for any Transaction, plus (iv) reasonably estimated indemnity amounts required to be paid to the Administrator, Servicer, Trustee, Owner Trustee, or Indenture Trustees.

     "Amendment to Insurance Agreements" shall mean the Amendment to Insurance and Reimbursement Agreements, dated as of the date hereof, among MBIA, UAFC Corporation, UAFC-1 Corporation, UAFC-2 Corporation, UACSC, UAC and PSC.

     "Applicable Modification Date" means, with respect to any Grantor Trust Transaction, the 1999-B Transaction or the 1999-C Transaction, the date as of which the amendments to the Servicing Agreement related to such Transaction as contemplated in the Grantor Trust Omnibus Amendment or the Owner Trust Omnibus Amendment, as applicable, become effective with respect to such Servicing Agreement.

     "Available Excess Cash" shall mean $12,500,000.

     "Available Spread Amount" shall have the meaning set forth in the respective Servicing Agreement and/or Indenture, as applicable, except that with respect to the PSC Transaction, the "Available Spread Amount" shall mean, as of any date of calculation, the sum of the "Available Cash Collateral Amount" and the "Available Deferral Reserve Amount" as such terms are defined in the PSC Servicing Agreement.

     "Base Reserve Amount" shall mean an amount equal to 8% of the aggregate Outstanding Balance.

     "Basic  Transaction  Collateral  Amount"  shall mean the  "Required  Spread
Amount" as such term is defined in the respective Servicing Agreement and/or Indenture, as applicable, except that with respect to the PSC Transaction, the "Basic Transaction Collateral Amount" shall mean, as of any date of calculation, the sum of the "Required Cash Collateral Amount" and the "Required Deferral Reserve Amount" as such terms are defined in the PSC Servicing Agreement.

     "Collection Account" shall have the meaning set forth in the respective Servicing Agreement and/or Indenture, as applicable, except that with respect to the Grantor Trust


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Transactions and the PSC Transaction, the "Collection Account" shall mean and be a reference to the "Certificate Account" (as such term is defined in the PSC Servicing Agreement).

     "Creditor Representative" shall mean initially, the Official Committee of Unsecured Creditors (the "Committee") appointed in connection with the Chapter 11 proceeding in the United States Bankruptcy Court, Southern District of Indiana, Indianapolis Division, Case No. 02-19231-BHL-11 (the "Proceeding") or any successor thereto (including, without limitation, any plan Committee provided for in, or contemplated by, any plan of reorganization approved by the Bankruptcy Court in the Proceeding) or, in the absence of any successor, one or more of the unsecured creditors authorized to act on behalf of any such committee. No change in the identity of the Creditor Representative shall be effective unless and until the most recent Creditor Representative shall have notified each of the parties hereto in writing of such change.

     "Excess Cash" shall mean the aggregate of all amounts on deposit in the Spread Accounts on the Servicing Transfer Date or any subsequent Payment Date for each Transaction available to be distributed to the Residual Certificateholders pursuant to (i) Section 10.02(e) and/or 10.02(f) of each Grantor Trust Servicing Agreement with respect to the Grantor Trust Transactions, (ii) Section 10.02(e) of each Indenture with respect to the Owner Trust Transactions and (iii) any of Sections 10.01(e), 10.01(i), 10.02(h) and/ or 10.02(i) of the PSC Servicing Agreement with respect to the PSC Transaction.

     "Excess Cash Flow" shall mean, as of any Payment Date for all Transactions after making all required distributions to the Trustee, the Indenture Trustees, the Transaction Paying Agent, the Owner Trustee, the Servicer, the Investor Certificateholders, the Noteholders and MBIA under the applicable Servicing Agreements and/or Indentures, the amount by which the Total Cash Collateral exceeds the Total Cash Collateral as of the immediately preceding Payment Date.

     "First Level Cumulative Net Loss Trigger" shall mean the amounts set forth on Schedule A attached hereto.

     "First Level Net Loss Ratio Trigger" shall mean the amounts set forth on Schedule B attached hereto.

     "First Level Trigger Events" shall have the meaning set forth in Section 3.01.

     "First Level Triggers" shall mean the First Level Net Loss Ratio Trigger and the First Level Cumulative Net Loss Trigger.

     "Full Reserve Amount" shall mean an amount equal to the greater of (a) 12% of the aggregate Outstanding Balance and (b) the Required Reserve Floor.

     "Grantor Trust Omnibus Amendment" shall mean the Agreement and Omnibus Amendments to Pooling and Servicing Agreements and Purchase Agreements, dated as of the date hereof, among UAC, UACSC, the Trustee and MBIA.

     "Interim Agreement" means the Interim Agreements and Stipulations Pending Effective Date In Respect of Grantor Trust Servicing Agreements and UACSC 1999-B and 1999-C Owner


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Trust  Servicing  Agreements,  annexed as Exhibit A to the Grantor Trust Omnibus
Amendment and the Owner Trust Omnibus Amendment.

     "Investor Certificateholders" shall mean the holders of any Investor Certificates.

     "Investor Certificates" shall mean the Certificates issued pursuant to the PSC Servicing Agreement and any Class A Certificates issued pursuant to the Grantor Trust Servicing Agreements.

     "Master Trust Account" shall mean the trust account established pursuant to
Section 2.03.

     "Master Trustee" shall mean Wilmington Trust Company, and its successors in such capacity.

     "Master Trust Paying Agent" means initially JPMorgan Chase Bank and its successors in such capacity or any other Person that meets the eligibility standards for the Master Trustee specified in Section 4.06 and is appointed by UACSC with the written approval of MBIA to make the distributions required to be made under this Agreement.

     "Master Trust Servicer Certificate" shall mean a certificate completed and executed by an officer of the Servicer in a form acceptable to UACSC, MBIA and the Master Trustee, which shall include all information required by the Master Trustee and the Master Trust Paying Agent to make the withdrawals and distributions required under Section 2.05 and 2.06 hereof. UAC shall render assistance reasonably requested by SST in connection with the preparation of the Master Trust Servicer Certificate.

     "Master Trust Trigger Events" shall mean the First Level Trigger Events and the Second Level Trigger Events.

     "1998-A Certificates" shall mean the Investor Certificates issued pursuant to the 1998-A Servicing Agreement.

     "Noteholders" shall mean the holders of any Notes issued pursuant to the Indentures.

     "Outstanding Balance" shall mean, as of any date of calculation, the Outstanding Note Balance and the Outstanding Certificate Balance as of such date.

     "Outstanding   Certificate   Balance"   shall  mean,  as  of  any  date  of
calculation, the aggregate of the then outstanding Certificate Balances and/or Certificate Principal Balances, as applicable, of the Investor Certificates.

     "Outstanding Note Balance" shall mean, as of any date of calculation, the aggregate of the then outstanding Note Balances of the Notes issued pursuant to the Indentures.

     "Overfunded Spread Account" shall have the meaning set forth in Section 2.05(c).

     "Owner Trust Omnibus Amendment" shall mean the Agreement and Omnibus Amendments to Trust and Servicing Agreements, Administration Agreements, Purchase Agreements and Supplemental Indentures, dated as of the date hereof, among UAC, UACSC, the Owner Trustee, the Indenture Trustees and MBIA.

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

     "Payment Date" shall mean (i) with respect to the Grantor Trust Transactions and the PSC Transaction, the "Distribution Date" (as such term is defined in the Grantor Trust Servicing Agreements and the PSC Servicing Agreement) and (ii) with respect to the Owner Trust Transactions, the "Payment Date" (as such term is defined in the Indentures). In the event that the "Distribution Date" for the 1998-A Transaction in any month is a date different from the Payment Date for all other transactions: (i) all distributions and payments to be made on the 1998-A Certificates on such Distribution Date shall, for purposes of all calculations hereunder, be assumed to have occurred on the Payment Date for all other Transactions, (except that, unless the 1998-A Transaction is amended to the contrary, Excess Cash distributed from the 1998-A Transaction will be deposited into the Master Trust Account only on the actual Distribution Date for such Transaction); (ii) amounts to be distributed from the Master Trust Account to the Spread Account for the 1998-A Transaction shall be distributed as if the 1998-A Distribution Date was the same as every other Payment Date; and (iii) without limiting the foregoing, the Outstanding Certificate Balance, the Total Cash Collateral, the Adjusted Minimum Collateral Percentage, the Full Reserve Amount and the Adjusted Full Reserve Amount as of any Payment Date shall give effect to all distributions and payments to be made on the 1998-A Transaction on the related "Distribution Date".

     "Plan Confirmation Date" shall mean the date on which UAC's plan of reorganization is confirmed.

     "Plan Consummation Date" shall mean the date on which UAC's plan of reorganization is consummated.

     "Required Reserve Floor" shall mean an amount equal to the lesser of (A) if no First Level Triggers are then breached, the Aggregate Exposure Amount, or (B)
(i) $27,000,000 until the aggregate Outstanding Balance has been paid to $54,000,000; (ii) thereafter, $22,000,000 until the aggregate Outstanding Balance has been reduced to $44,000,000; and (iii) thereafter, $17,000,000 until the date on which the Series 2001-A Notes have been paid in full and all reimbursement obligations owed to MBIA in respect thereof have been satisfied; and (iv) thereafter, $12,000,000 provided, however, that if either of the Second Level Triggers are breached, then the four sequential floors described in this clause (B) increase by $3,000,000 each or $30,000,000; $25,000,000; $20,000,000 and $15,000,000 respectively; provided, further, that once both Second Level Triggers have been restored to compliance for three consecutive months, then the four sequential floors shall be again reduced to their original levels. For the avoidance of doubt, if on any Payment Date the First Level Triggers are then breached so that clause (A) above is inapplicable, then the Required Reserve Floor shall be calculated solely by reference to clause (B) above.

     "Residual Certificateholders" shall mean (i) with respect to the Owner Trust Transactions, the "Certificateholder" (as such term is defined in the Owner Trust Servicing Agreements), each of which is currently UACSC, (ii) with respect to the Grantor Trust Transactions, the "Class IC Certificateholder" (as such term is defined in the Grantor Trust Servicing Agreements), each of which is currently UACSC, and (iii) with respect to the PSC Transaction, the "Depositor" (as such term is defined in the PSC Servicing Agreement), currently PSC.

     "Second Level Cumulative Net Loss Trigger" shall mean the amounts set forth on Schedule C attached hereto.

     "Second Level Net Loss Ratio Trigger" shall mean the amounts set forth on Schedule D attached hereto.

     "Second Level Trigger Events" shall have the meaning set forth in Section 3.02.

     "Second Level Triggers" shall mean the Second Level Net Loss Ratio Trigger and the Second Level Cumulative Net Loss Trigger.

     "Secured Parties" shall have the meaning set forth in Section 2.03.

     "Servicing Transfer Agreement" shall mean the Servicing Transfer Agreement, dated as of the date hereof, by and among the SST, UAC, UACSC, PSC and MBIA.

     "Servicing Transfer Date" shall mean April 18 2003.

     "Spread Account" shall have the meaning set forth in the respective Servicing Agreement and/or Indenture, as applicable, except that with respect to the PSC Transaction, the "Spread Account" shall mean and be a reference to the "Cash Collateral Account" and/or the "Deferral Reserve Account" or both (as such terms are defined in the PSC Servicing Agreement and as the context may require).

     "Successor Servicer Monthly Compensation Amount" means, subject to the Servicing Transfer Agreement, with respect to each Transaction, for each Payment Date, a fee payable to the Successor Servicer with respect to each Receivable in an amount equal to the sum of $9.00 per Active Contract (as defined in the Servicing Transfer Agreement) per Collection Period; provided that the Successor Servicer Monthly Compensation Amount shall not be less than $2,500.00 per Transaction.

     "Total Cash Collateral" shall mean, as of any date of calculation, the sum of the aggregate amounts then on deposit in the Spread Accounts for each of the Transactions together with the amount then on deposit in the Master Trust Account.

     "Transaction Documents" shall mean (i) with respect to the Grantor Trust Transactions and the PSC Transaction, the Pooling and Servicing Agreement, the Depository Agreement, the Insurance Agreement and the Policy (as such terms are defined in the Grantor Trust Servicing Agreements and the PSC Servicing Agreement, as applicable) for each Grantor Trust Transaction and the PSC
Transaction, (ii) with respect to the Owner Trust Transactions, the Basic Documents (as such term is defined in the Indentures) for each Owner Trust
Transaction, (iii) the Servicing Transfer Agreement, (iv) the Owner Trust Omnibus Amendment, (v) the Grantor Trust Omnibus Amendment, (vi) the Amendment to Insurance Agreement, (vii) the PSC 1998-1 Amendment, (viii) the Master Owner Trust Amendment and (ix) this Agreement.

     "Transaction Paying Agent" shall have the meaning ascribed to the term "Paying Agent" in the Grantor Trust Servicing Agreements with respect to the Grantor Trust Transactions and the PSC Transaction and in the Indentures with respect to the Owner Trust Transactions.

     "Transaction Priority" means, initially, the progressive chronological order of Transactions to which payments are to be made or from which payments are to be withdrawn, respectively, by the Master Trustee under Section 2.05, or such other order as may be designated by MBIA in written notice to the Master Trustee from time to time (it being understood that Insurer shall not have discretion to eliminate any Transaction from any Transaction Priority, but merely to reorder such priorities).

     "Transaction Events of Default" shall mean the Events of Default and the Insurer Defaults under the Indentures.

     "Transaction Trigger Events" shall mean the Trigger Events set forth in the Insurance and Reimbursement Agreement for each Transaction as modified by the Amendment to Insurance Agreements.

     "Transition Costs" with respect to each Grantor Trust Transaction, means any reasonable fees and expenses of the Back-Up Servicer, provided, however, that in no event shall Transition Costs in the aggregate for the related Grantor Trust Servicing Agreement and all similar servicing agreements to which the Seller and Servicer are parties, exceed the lesser of (i) $200,000 or such other amount approved by MBIA, or (ii) the sum of $50,000, plus, for each Collection Period during which the Back-Up Servicer serves in such capacity the product of
(x) 0.0125% times (y) the Pool Balance as of the beginning of the related Collection Period, divided by (z) twelve.

     "Underfunded Spread Account" shall have the meaning set forth in Section 2.05(c).

     Section 1.02. Generic Terms. All words used herein shall be construed to be of such gender or number as the circumstances require. The words "herein," "hereby," "hereof," "hereto," "hereinbefore" and "hereinafter," and words of similar import, refer to this Agreement in its entirety and not to any particular paragraph, clause or other subdivision, unless otherwise specified.

     Section 1.03. Computation of Time Periods. In this Agreement, the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to and including". Periods of days referred to in this Agreement shall be counted in calendar days unless Business Days are expressly prescribed and periods of months and years shall be counted in calendar months and calendar years unless otherwise specified.


                                   ARTICLE II
                            THE MASTER TRUST ACCOUNT

     Section 2.01. Appointment of Master Trustee. UACSC, PSC, SST, MBIA, the Owner Trustee, the Indenture Trustees and the Trustee hereby appoint Wilmington Trust Company as the Master Trustee under this Agreement to act in accordance with the terms of this Agreement. Wilmington Trust Company hereby accepts and acknowledges its appointment as the Master Trustee.

     Section 2.02. Pledge of Security Interest. Each of UACSC and PSC hereby assigns, sells, conveys and transfers to the Master Trustee and its successors and assigns, on behalf of the Noteholders, the Certificateholders and MBIA, and grants thereto a security interest in, all of its right, title and interest in and to all Excess Cash and Excess Cash Flow, to have and to hold all the aforesaid  property,  rights and  privileges  unto the Master  Trustee,  its successors and assigns, in trust for the benefit of the Master Trustee, the Investor Certificateholders, the Noteholders under the Owner Trust Transactions, the Successor Servicer, Indenture Trustees, Owner Trustee and/or Trustee, as applicable, under each Servicing Agreement and/or Indenture, and MBIA (collectively, the "Secured Parties") and to hold the aforesaid property, rights and privileges for the benefit of the Residual Certificateholders, as their interests may appear, subject to the terms and provisions set forth in this Agreement. The Master Trustee and the Master Trust Paying Agent hereby acknowledge such transfer and, upon receipt, the Master Trust Paying Agent shall hold and distribute the Excess Cash and the Excess Cash Flow in accordance with the terms and provisions of this Agreement.

     Section 2.03. Establishment of Master Trust Account. On or prior to the Servicing Transfer Date, the Master Trustee shall establish and maintain a segregated trust account with the Master Trustee or in the corporate trust department of another Eligible Bank designated by UACSC and approved by MBIA to be titled: "UACSC Master Trust Account" and referred to herein as the "Master Trust Account." The Master Trust Account shall be maintained in the name of the Master Trustee. The Master Trust Account and any amounts on deposit therein shall be part of the collateral pledged herein for the benefit of the Secured Parties, as their respective interests may appear herein.

     Section 2.04. Investment of Funds in Master Trust Account. Funds on deposit in the Master Trust Account shall be invested in Eligible Investments in the same manner and subject to the same requirements and limitations as the investment of funds in the Collection Account pursuant to Section 9.01 of the Servicing Agreements and/or Indentures, as applicable (subject to Section 9(a) of the Servicing Transfer Agreement), including the limitation that Eligible Investments mature not later than the Business Day (or in certain circumstances specified in Section 9.01 of the Servicing Agreements and/or the Indentures, as the case may be, the second Business Day) prior to the next succeeding Payment Date. For purposes of determining the availability of funds or the balance in the Master Trust Account for any reason under this Agreement, investment earnings on such funds shall be deemed to be available or on deposit only to the extent that the aggregate of such amounts, plus the funds on deposit in the Master Trust Account, do not exceed the Full Reserve Amount or the Adjusted Full Reserve Amount, as applicable.

     Section 2.05. Deposit of Funds into Master Trust Account; Distribution of Funds on Deposit in Master Trust Account.

          (a) Within two Business Days prior to any Payment Date, SST shall deliver the Master Trust Servicer Certificate to the Master Trustee, the Indenture Trustees, the Trustee, UACSC, the Master Trust Paying Agent and MBIA.

          (b) On the Servicing Transfer Date or as soon as practicable thereafter, but no later than the May 2003 Payment Date, the Trustee and the Indenture Trustees shall withdraw all Excess Cash on deposit in the Spread Accounts for each Transaction in excess of the Basic Transaction Collateral Amounts and transfer such funds net of accrued and unpaid fees and expenses owed to MBIA pursuant to the Transaction Documents (subject to an accounting in reasonable detail) to the Master Trust Account.

          (c) On the Business Day preceding each Payment Date, provided that the Master Trustee Servicer Certificate has been timely received, the Master Trustee shall make the following distributions out of funds available in the Master Trust Account in the following priority:

                First:        to the  Master  Trustee,  all  accrued  and unpaid
                              amounts   payable  to  the  Master  Trustee  under
                              Section 4.03 hereof and not paid by SST;

                Second: until the Applicable Modification Date with respect to any Affected Servicing Agreement, to the Trustee, the BNY Indenture Trustee and the BONY Indenture Trustee, all accrued and unpaid amounts payable to the Trustee, the BNY Indenture Trustee and the BONY Indenture Trustee under
                              Section 15.07 of the Affected Servicing Agreement, pro rata;

                Third: until the Applicable Modification Date with respect to any Affected Servicing Agreement, to MBIA (for the account of SST for services prior to the Servicing Transfer Date in its capacity as Back-up Servicer), all accrued and unpaid Transition Costs, if any, in connection with Affected Servicing Agreement;

                Fourth: to the Master Trust Paying Agent, all accrued and unpaid indemnity amounts owed to the Master Trust Paying Agent pursuant to Section 6.03 hereof and not paid by SST;

                Fifth: until the Applicable Modification Date with respect to any Affected Servicing Agreement, to the Successor Servicer, the amount by which the aggregate accrued and unpaid Successor Servicer Monthly Compensation Amount for all such Affected Servicing Agreements exceeds the aggregate of the Monthly Servicing Fees (as defined in the applicable Affected Servicing Agreement) paid to the Successor Servicer under such Affected Servicing Agreements;

                Sixth: until the Applicable Modification Date with respect to any Affected Servicing Agreement, to the Successor Servicer, the amount of expenses the Successor Servicer incurs in connection with extraordinary re-titling of Financed Vehicles filing a financing statement in respect of an Obligor or legal fees and court costs incurred in pursuing collection of Receivables in bankruptcy for which Successor Servicer is entitled to reimbursement in accordance with the Interim Agreement in respect of such Affected Servicing Agreement;

                Seventh: until the Applicable Modification Date with respect to any Affected Servicing Agreement, to the Successor Servicer, all accrued and unpaid indemnity amounts owed to the Successor Servicer by UAC under the Interim Agreement or under
                              Section 11 of the Servicing Transfer Agreement (after giving effect to any payment of such indemnity amounts under Section 9.04 of the Indentures), and (without duplication) to UAC, the amount of any such indemnity payment previously paid by UAC to or for the account of Successor Servicer;

                Eighth: if the Master Trustee has received written notice from the Servicer, MBIA, the Owner Trustee, the Trustee or any Indenture Trustee that the sum of Available Funds and the Available Spread Amount under any Transaction is insufficient to pay in full the amounts required to be distributed under the Applicable Servicing Agreement or Indenture on such Payment Date (provided that the Trustee, the Indenture Trustees and the Owner Trustee shall have no duty to provide such notice and no responsibility for tracking the amounts in such accounts) and the amount of any such insufficiency, then the Master Trustee shall deposit to the Spread Account for each such Transaction (each such Spread Account, an "Underfunded Spread Account"), in the order of the Transaction Priority the amount of any such insufficiency;

                Ninth: to MBIA, all accrued and unpaid fees and expenses owed to MBIA pursuant to the Transaction Documents (subject to an accounting in reasonable detail).

          To the extent that the aggregate amount required to be distributed pursuant to Priorities First through Ninth above exceeds the funds then on deposit in the Master Trust Account and there are funds on deposit in any Spread Accounts that are not needed to make distributions required under the applicable Servicing Agreement or Indenture for the related Transaction on such Payment Date (each such Spread Account, an "Overfunded Spread Account"), the Master Trustee, at the written direction of MBIA, shall direct the BNY Indenture Trustee and/or the BONY Indenture Trustee and/or Trustee, as applicable, in writing, to the extent permitted under the related Indenture or Servicing Agreement, in the order of the Transaction Priority, to withdraw, acting through the related Transaction Paying Agent, such excess funds from the applicable Overfunded Spread Accounts as directed by MBIA in writing and transfer such excess funds into the Master Trust Account for distribution by the Master Trustee or the Master Trust Paying Agent, as the case may be, in accordance with the priorities set forth above.

          (d) Provided that the Master Trust Servicer Certificate has been timely received, on the Business Day preceding each Payment Date, after giving effect to all distributions under Section 2.05(c), the Master Trustee shall determine the amount of any required distributions to be made from the Master Trust Account under Section 2.06 below and, to the extent of any remaining excess funds in any Overfunded Spread Accounts which are permitted to be withdrawn under the related Indenture or Servicing Agreement, shall direct the BNY Indenture Trustee and/or the BONY Indenture Trustee and/or Trustee, as applicable, in writing, to the extent permitted under the related Indenture or Servicing Agreement, to withdraw, acting through the related Transaction Paying Agent, such funds from the applicable Overfunded Spread Accounts in the order of the Transaction Priority and transfer such excess funds into the Master Trust Account for immediate distribution in accordance with Section 2.06.

          (e) After giving  effect to any  withdrawals  made pursuant to Section
     2.05 (b) and (c) above, on each Payment Date after the Servicing Transfer Date, the Trustee and the Indenture Trustees shall withdraw, acting through the related Transaction Paying Agent, all Excess Cash available to be distributed from the Spread Accounts for each Transaction on such Payment Date and transfer such funds in the Master Trust Account.

     Section 2.06. Release of Funds on Deposit in the Master Trust Account. Until the Plan Confirmation Date, no releases shall be made from the Master Trust Account except as expressly contemplated under Sections 2.05(b) and (c). Thereafter, the Master Trustee shall distribute amounts on deposit in the Master Trust Account as follows:

          (a) Provided that the Master Trustee shall have timely received the Master Trust Servicer Certificate, on the first Payment Date following the Plan Consummation Date, after giving effect to all distributions made on such Payment Date under Section 2.05 and under each Transaction, the Master Trustee shall distribute the following amounts:

          (i) to UAC, all accrued and unpaid Servicer Advances to the extent not paid in full pursuant to the funds available under the Servicing Agreements and/or Indentures (approximately $5,400,000 as of the Servicing Transfer Date); and

          (ii) to the Residual Certificateholders, an amount equal to the lesser of (a) Available Excess Cash and (b) an amount that would not cause the Total Cash Collateral to be less than 5.0% of the then Outstanding Balance on the Plan Confirmation Date; provided that if the Plan Confirmation Date occurs in any month later than August, 2003, the foregoing distribution shall nevertheless be calculated and made at and after the Plan Consummation Date as if the Plan Confirmation Date had occurred immediately prior to the September 2003 Payment Date.

          (b) Provided that the Master Trustee shall have timely received the Master Trust Servicer Certificate, commencing with the second Payment Date after the Plan Consummation Date, after giving effect to all distributions made on such Payment Date under Section 2.05 and under each Transaction, the Master Trustee shall make the following distributions in the following order of priority:

        First: (x) to the Residual Certificateholders, an amount equal to the lesser of (i) the remaining amount of Available Excess Cash, if any, not previously distributed pursuant to Section 2.06(a)(ii) above or this Priority First and (ii) an amount equal to 50% of the amount, if any, by which the Total Cash Collateral (before taking into effect any distribution under this Priority First) exceeds the Adjusted Minimum Collateral Percentage times the aggregate Outstanding Balance on such Payment Date and (y) the remainder to remain on deposit in the Master Trust Account and/or the Spread Accounts until the Total Cash Collateral equals the Base Reserve Amount;

        Second: after the Total Cash Collateral equals the Base Reserve Amount, (x) to the Residual Certificateholders, so long as no First Level Trigger Event has occurred and is continuing and to the extent that release of such funds would not cause the Total Cash Collateral to be less than the Base Reserve Amount, an amount equal to 50% of Excess Cash Flow on such Payment Date and (y), the remainder to remain on deposit in the Master Trust Account until the Total Cash Collateral equals the Full Reserve Amount; provided that if a First Level Trigger Event has occurred and is continuing, 100% of Excess Cash Flow shall remain on deposit in the Master Trust Account and/or the Spread Accounts until the Total Cash Collateral equals the Adjusted Full Reserve Amount;

        Third: to the Residual Certificateholders, (i) so long as no First Level Trigger Event has occurred and is continuing, the amount, if any, by which the Total Cash Collateral equals or exceeds the Full Reserve Amount or (ii) if a First Level Trigger Event has occurred and is continuing, the amount, if any, by which the Total Cash Collateral equals or exceeds the Adjusted Full Reserve Amount.

          All amounts distributed to the Residual  Certificateholders under this
     Section 2.06 shall be distributed to or at the written direction of UACSC (or its designee) on behalf of the Residual Certificateholders.

     Section 2.07. Termination of Master Trust Account. Ninety-one days after the payment in full to the Investor Certificateholders and the Noteholders of all amounts payable with respect to the Notes and Investor Certificates, respectively, and the payment in full of all amounts payable to MBIA under this Agreement and the Insurance Agreements, and the payment in full of all other amounts owed to the Secured Parties under the applicable Servicing Agreements and/or Indentures, MBIA shall direct that any amounts remaining in the Master Trust Account shall be released to Residual Certificateholders; provided, however, that, if any Insolvency Event occurs with respect to any of the Trusts, the Issuers, UACSC or PSC (collectively, the "Potential Preference Parties") during the ninety-one day period described above, then all funds shall remain on deposit in the Master Trust Account until the date that all applicable limitation periods with respect to all applicable preferential transfer or other payment avoidance statutes relating to any of the Potential Preference Parties have expired and if no proceeding at law or in equity is commenced during any such period based upon any such statute, all such amounts remaining on deposit in the Master Trust Account shall be released at the end of all such periods to the Residual Certificateholders; provided, further, however, that if any such proceeding is commenced during any applicable limitation period, all funds on deposit in the Master Trust Account shall remain on deposit therein until the date on which there is a final determination by a court of competent jurisdiction as to whether any payment or payments made pursuant to any of the Transaction Documents relating to the Transactions or this Agreement is recoverable from MBIA, the Noteholders or the Certificateholders. If such a court determines that a payment is so recoverable, all funds on deposit in the Master Trust Account shall remain on deposit in the Master Trust Account and shall be applied to the payment of any and all such claims that MBIA may be required to pay. If such a court determines that such payment is not recoverable, all funds on deposit in the Master Trust Account shall be released to the Residual Certificateholders.

                                  ARTICLE III

          MASTER TRUST TRIGGER EVENTS; TRANSACTION TRIGGER EVENTS AND
                         TRANSACTION EVENTS OF DEFAULT

     Section 3.01. First Level Trigger Events. The First Level Trigger Events (the "First Level Trigger Events" shall be the following:

          (a) First Level Net Loss Ratio Trigger Event: the actual twelve-month rolling average of the monthly annualized net loss ratio in aggregate for all Transactions at the end of any calendar month shall exceed the First Level Net Loss Ratio Trigger for such month; and

          (b) First Level Cumulative Net Loss Trigger Event: the actual historic cumulative net losses in aggregate for all Transactions commencing from April, 2002 through the end of a calendar month shall exceed the First Level Cumulative Net Loss Trigger for such month.

     Section 3.02. Second Level Trigger Events. The Second Level Trigger Events (the "Second Level Trigger Events" shall be the following:

          (a) Second Level Net Loss Ratio Trigger Event: the actual twelve-month rolling average of the monthly annualized net loss ratio in aggregate for all Transactions at the end of any calendar month shall exceed the Second Level Net Loss Ratio Trigger for such month; and

          (b) Second Level Cumulative Net Loss Trigger Event: the actual historic cumulative net losses in aggregate for all Transactions commencing from April, 2002 through the end of a calendar month shall exceed the Second Level Cumulative Net Loss Trigger for such month.

     Section 3.03. Duration of Master Trust Trigger Events. Each of the First Level Trigger Events and the Second Level Trigger Events shall be deemed to be continuing until the related Master Trust Trigger Event has been restored to compliance for three consecutive months; provided that, with respect to the First Level Trigger Events, if a breach of a First Level Trigger occurs in 2003, such breach shall be deemed to be continuing until the first Payment Date on which such First Level Trigger has been restored to compliance.

     Section 3.04. Notification of Master Trust Trigger Events, Transaction Trigger Events and Transaction Events of Default. MBIA shall provide the Master Trustee and all other parties hereto written notice of the occurrence of any Master Trust Trigger Event, Transaction Trigger Event or Transaction Event of Default. In addition, MBIA shall provide the Master Trustee and all other parties hereto written notice of the conclusion of such Master Trust Trigger Event, Transaction Trigger Event or Transaction Event of Default at such time the event is no longer deemed to be continuing in accordance with Section 3.03 above (with respect to any Master Trust Trigger Event) or in accordance with the Insurance Agreements and the Indentures for the related Transaction (with respect to any Transaction Trigger Event or Transaction Event of Default).

                                   ARTICLE IV
                               THE MASTER TRUSTEE

     Section 4.01 Duties of Master Trustee.

          (a) The Master Trustee shall exercise the rights and powers vested in it by this Agreement and with the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) The Master Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i) the Master Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Master Trustee was negligent in ascertaining the pertinent facts;

               (ii) the Master Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 2.05(c), Section 2.05(e) or Section 2.07; and

               (iii) this paragraph does not limit the effect of Sections 4.01(c), (f), (g), (h), (i) or 4.02.

          (c) No provision of this Agreement shall require the Master Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Every provision of this Master Trust Account Agreement relating to the conduct or affecting the liability of or affording protection to the Master Trustee shall be subject to the provisions of this Section and
     Section 4.02

          (e) The Master Trustee shall, and hereby agrees that it will perform all of the obligations and duties required of it under this Master Trust Account Agreement.

          (f) The Master Trustee shall have no duties other than performing those ministerial acts set forth in this Master Trust Account Agreement to accomplish the purposes set forth in this Master Trust Account Agreement and no covenants or obligations shall be implied in this Agreement that are not specifically set forth herein.

          (g) The Master Trustee shall not be liable in its individual capacity with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Master Trust Account Agreement or at the direction of MBIA, relating to the time, method and place of conducting any Proceeding for any remedy available to the Master Trustee, or exercising or omitting to exercise any trust or power conferred upon the Master Trustee, under this Master Trust Account Agreement.

          (h) Subject to the other provisions of this Master Trust Account Agreement, the Master Trustee shall have no duty (i) to see to any recording, filing, or depositing of this Master Trust Account Agreement or any agreement referred to herein or any UCC financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof or any other matters with respect to the perfection, maintenance or continuation of any security interest, (ii) to see to any insurance, (iii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Excess Cash or other monies on deposit with the Master Trustee or the Master Trust Paying Agent, or (iv) to confirm or verify the contents of any reports, certificates or other materials or information delivered to the Master Trustee pursuant to this Master Trust Account Agreement believed by the Master Trustee to be genuine and to have been signed or presented by the proper party or parties.

          (i) Anything in this Master Trust Account Agreement to the contrary notwithstanding, in no event shall the Master Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Master Trustee has been advised of the likelihood of such loss or damage, regardless of the form of action.

          (j) The Master Trustee shall have no liability on account of any loss of principal in connection with any investment of funds held in the Master Trust Account that are invested in Eligible Investments.

     Section 4.02. Rights of Master Trustee.

          (a) Except as otherwise provided in the second succeeding sentence, the Master Trustee may conclusively rely and shall be protected in acting upon or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, note, direction, demand, election or other paper or document believed by it to be genuine and to have been signed or presented by the proper person. The Master Trustee need not investigate any fact or matter stated in the document. Notwithstanding the foregoing, the Master Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Master Trustee that shall be specifically required to be furnished pursuant to any provision of this Master Trust Account Agreement, shall examine them to determine whether they comply as to form to the requirements of this Master Trust Account Agreement, but shall not be required to investigate or verify any of the contents thereof.

          (b) Before the Master Trustee acts or refrains from acting, it may require an Officer's Certificate (with respect to factual matters) or an Opinion of Counsel, as applicable. The Master Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

          (c) The Master Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee and the Master Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney, custodian or nominee appointed by the Master Trustee with due care.

          (d) The Master Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Master Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

          (e) The Master Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Master Trust Account Agreement shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) The Master Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Master Trust Account Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the parties to this Master Trust Account Agreement, pursuant to the provisions of this Master Trust Account Agreement, unless the requesting, ordering or directing party shall have offered to the Master Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

          (g) The Master Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by MBIA; provided, however, that if the payment within a reasonable time to the Master Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Master Trustee, not reasonably assured to the Master Trustee by the security afforded to it by the terms of this Master Trust Account Agreement, the Master Trustee may require indemnity reasonably satisfactory to it against such cost, expense or liability as a condition to taking any such action.

          (h) The right of the Master Trustee to perform any discretionary act enumerated in this Master Trust Account Agreement shall not be construed as a duty, and the Master Trustee shall not be answerable for other than its willful misconduct, negligence or bad faith in the performance of such act.

          (i) The Master Trustee makes no representation as to the validity or adequacy of any of the Transaction Documents or any documents delivered in connection therewith, including, without limitation, the Investor Certificates and the Notes, and is not accountable to any person for the use or application by any party to this Agreement or the Master Trust Paying Agent of any funds received or disbursed hereunder, and it shall not be responsible for any statement in any of the Transaction Documents or any documents executed in connection therewith (other than its representations and warranties set forth in this Agreement).

     Section 4.03. Compensation and Indemnity.

          (a) The Master Trustee from time to time shall be entitled to reasonable compensation for its services, as agreed among the Master Trustee, SST, UACSC and MBIA in writing. The Master Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Master Trustee shall be entitled to be reimbursed for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses and disbursements and advances of the Master Trustee's agents, counsel, accountants and experts. The Master Trustee and its officers, directors, attorneys-in-fact and agents shall be indemnified and held harmless against any and all loss, liability or expense (including attorneys' fees and expenses) arising out of or incurred by it in connection with the administration of this trust and the performance of its duties hereunder, including, without limitation, the reasonable costs and expenses of enforcing this Agreement and of defending themselves against any claim (whether asserted by any party hereto or any other person or entity) or liability in connection with the exercise or performance of any of their rights, powers or duties hereunder. The Master Trustee shall notify SST, MBIA and UACSC promptly of any claim for which it may seek indemnity. Failure by the Master Trustee to so provide such notice shall not impair its rights to indemnity hereunder, except to the extent material prejudice results from such failure. The Master Trustee shall not be entitled to reimbursement of any expense or indemnity against any loss, liability or expense incurred by the Master Trustee through the Master Trustee's own willful misconduct, negligence or bad faith. All compensation, reimbursement and indemnity amounts to which the Master Trustee is entitled hereunder shall be paid by SST and, to the extent unpaid, from the Master Trust Account in accordance with Section 2.05(c).

          (b) To secure the payment obligations under this Section 4.03, the Master Trustee shall have a lien on all assets or money held or collected by the Master Trustee or the Master Trust Paying Agent in the Master Trust Account or any similar account maintained by the Master Trust Paying Agent with the rights of priority set forth in Section 2.05(c). When the Master Trustee incurs expenses or renders services after the commencement of any bankruptcy, insolvency or similar proceeding occurs, such expenses and the compensation for such services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar law.

          (c) The rights of the Master Trustee pursuant to this Section shall survive the resignation or removal of the Master Trustee or any other termination of this Agreement including without limitation, any termination or rejection of this Agreement in any bankruptcy or other insolvency or similar proceeding.

     Section 4.04. Replacement of Master Trustee.

          (a) The Master Trustee may resign at any time by so notifying UACSC, PSC, the Indenture Trustees, the Trustee and MBIA. UACSC and PSC, may, with the written consent of MBIA, and at the written request of MBIA shall, remove the Master Trustee for any reason or for no reason.

          (b) If the Master Trustee resigns or is removed or if a vacancy exists in the office of Master Trustee for any reason (the Master Trustee in such event being referred to herein as the retiring Master Trustee), UACSC shall promptly appoint a successor Master Trustee acceptable to MBIA.

          (c) A successor Master Trustee shall deliver a written acceptance of its appointment to the retiring Master Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Master Trustee shall become effective, and the successor Master Trustee shall have all the rights, powers and duties of the Master Trustee under this Agreement. The retiring Master Trustee shall promptly transfer all property held by it as Master Trustee to the successor Master Trustee.

          (d) If a successor Master Trustee shall not have taken office within 30 days after the retiring Master Trustee resigns or is removed, the retiring Master Trustee, UACSC, PSC or MBIA, at the expense of UACSC, petition any court of competent jurisdiction for the appointment of a successor Master Trustee.

          (e) Any resignation or removal of the Master Trustee and appointment of a successor Master Trustee pursuant to the provisions of this Section shall not become effective until acceptance of appointment by the successor Master Trustee pursuant to this Section and payment of all fees and expenses owed to the retiring Master Trustee. Notwithstanding the replacement of the Master Trustee pursuant to this Section, the retiring Master Trustee shall be entitled to payment or reimbursement of such amounts as such Person is entitled pursuant to Section 4.03.

     Section 4.05. Successor Master Trustee by Merger. If the Master Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Master Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 4.06. The Master Trustee shall provide UACSC, PSC and MBIA prompt notice after the closing of any such transaction.

     Section 4.06. Eligibility. The Master Trustee hereunder shall at all times be a financial institution organized and doing business under the laws of the United States of America or any state, authorized under such laws to exercise corporate trust powers, whose long term unsecured debt is rated at least Baa3 by Moody's and shall have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding system the aggregate combined capital and surplus of which is $50,000,000 and subject to supervision or examination by federal or state authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section 4.06, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Master Trustee shall cease to be eligible in accordance with the provisions of this Section 4.06, the Master Trustee shall resign immediately in the manner and with the effect specified in Section 4.04.

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

     Each of the parties hereto hereby makes the following representations and warranties on which the other parties hereto shall rely:

          (a) it is a corporation duly organized, validly existing and in good standing under the laws of its place of incorporation;

          (b) it has full power, authority and legal right to execute, deliver, and perform this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

          (c) this Agreement has been duly executed and delivered by it and constitutes the legal, valid, and binding agreement of it, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, liquidation, reorganization, moratorium, conservatorship, receivership or other similar laws now or hereinafter in effect relating to the enforcement of creditors' rights in general, as such laws apply in the event of a bankruptcy, insolvency, liquidation, reorganization, moratorium, conservatorship, receivership or similar occurrence affecting it, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as well as concepts of reasonableness, good faith and fair dealing.


                                   ARTICLE IV
                           MASTER TRUST PAYING AGENT

     Section 6.01. Appointment of Master Trust Paying Agent. UACSC, PSC, SST, MBIA, the Owner Trustee, the Indenture Trustees and the Trustee hereby appoint JPMorgan Chase Bank as the Master Trust Paying Agent under this Agreement to act in accordance with the terms of this Agreement. JPMorgan Chase Bank hereby accepts and acknowledges its appointment as the Master Trust Paying Agent. To the extent that the Master Trust Paying Agent acts as a Transaction Paying Agent, the Master Trust Paying Agent shall be entitled to the privileges of this
Article VI in performing such function.

     Section 6.02. Covenants of Master Trust Paying Agent. The Master Trust Paying Agent hereby agrees that it shall:

          (a) hold all sums held by it for the payment of amounts due under Sections 2.05 and 2.06 in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons by the Master Trust Paying Agent or otherwise disposed of as herein provided;

          (b) immediately resign as Master Trust Paying Agent and forthwith pay to the Master Trustee all sums held by it in trust for the payment of amounts due under Section 2.05 and 2.06 if at any time it ceases to meet the standards required to be met by a Master Trust Paying Agent at the time of its appointment; and

          (c) comply with all requirements of the Code with respect to the withholding from any payments made by it hereunder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

     Section 6.03. Indemnity. The Master Trust Paying Agent and its officers, directors, attorneys-in-fact and agents shall be indemnified and held harmless against any and all loss, liability or expense (including attorneys' fees and expenses) arising out of or incurred by it in connection with the performance of its duties hereunder, including, without limitation, the reasonable costs and expenses of defending themselves against any claim (whether asserted by any party hereto or any other person or entity) or liability in connection with the exercise or performance of any of their rights, powers or duties hereunder. The Master Trust Paying Agent shall notify SST, MBIA and UACSC promptly of any claim for which it may seek indemnity. Failure by the Master Trust Paying Agent to so provide such notice shall not impair its rights to indemnity hereunder, except to the extent material prejudice results from such failure. The Master Trust Paying Agent shall not be entitled to reimbursement of any expense or indemnity against any loss, liability or expense incurred by the Master Trust Paying Agent through the Master Trust Paying Agent's own willful misconduct, negligence or bad faith. All indemnity amounts to which the Master Trust Paying Agent is entitled hereunder shall be paid by SST and, to the extent unpaid, from the Master Trust Account in accordance with Section 2.05(c).

     Section 6.04. Removal of Master Trust Paying Agent. UACSC may at any time with the consent of MBIA, by Officer's Certificate, direct the Master Trust Paying Agent to pay to the Master Trustee all sums held in trust by the Master Trust Paying Agent, such sums to be held by the Master Trustee upon the same trusts as those upon which the sums were held by the Master Trust Paying Agent; and upon such payment by the Master Trust Paying Agent to the Master Trustee, the Master Trust Paying Agent shall be released from all further liability with respect to such sums.

     Section 6.05. Successor Master Trust Paying Agents. Upon the removal or resignation of the Master Trust Paying Agent, UACSC shall appoint a successor Master Trust Paying Agent with the approval of MBIA. UACSC will cause each Master Trust Paying Agent other than the Master Trustee to execute and deliver to UACSC for the benefit of the Master Trustee and MBIA an instrument in which such Master Trust Paying Agent shall agree with the Master Trustee (and if the Master Trustee acts as the Master Trust Paying Agent, it hereby so agrees), that it shall comply with the covenants set forth in Section 6.02.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     Section 7.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure therefrom, shall in any event be effective unless in writing and signed by all of the parties hereto and the Creditor Representative (provided that the consent of PSC shall not be required following the termination of the PSC 1998-1 Transaction); provided that any waiver so granted shall extend only to the specific event of occurrence so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver. No act or course of dealing shall be deemed to constitute an amendment, modification or termination hereof.

     Section 7.02. Creditor Representative. Any consent, approval or other determination under this Agreement which contemplates participation by UAC (or a subsidiary thereof) shall apply with equal force to, and also shall require the consent, approval and determination, as applicable, of the Creditor Representative. Any requirement to provide reports, access to records and/or notice to UAC (or a subsidiary thereof) shall also be imposed as to the Creditor Representative.

     Section 7.03. Indenture Trustees and Trustee. The Indenture Trustees and the Trustee shall be afforded the same rights, protections, immunities and indemnities provided each of them in each respective Indenture and Servicing Agreement as if the same were specifically set forth herein. The parties hereto agree that the Indenture Trustees and the Trustee shall in no event be liable for the acts or omissions of the Master Trustee or the Master Paying Agent.

     Section 7.04. No Assignment. This Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. None of the Master Trustee, the Trustee, or the Indenture Trustees may assign its rights under this Agreement, or delegate any of its duties hereunder, without the prior written consent of the MBIA. UACSC or PSC may assign their rights hereunder in any manner and to any person that does not impair, in MBIA's reasonable determination, the status of UACSC, PSC or the proposed assignee, as a bankruptcy remote business entity. Any assignment made in violation of this Agreement shall be null and void.

     Section 7.05. Notices. Except to the extent otherwise expressly provided herein, all notices, requests, directions, orders and demands to or upon the respective parties hereto to be effective shall be in writing (and if sent by mail, certified or registered, return receipt requested) or facsimile transmission and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three (3) Business Days after being deposited in the mail, postage prepaid, or, in the case of facsimile transmission, when sent, addressed as follows or to such other address or facsimile number as set forth in a written notice delivered by a party to each other party hereto:

                  If to UAC:

                  250 North Shadeland Avenue
                  Indianapolis, Indiana 46219
                  Attention:  President
                  Facsimile:  (317) 231-7926

                  If to UACSC:

                  UAC Securitization Corporation
                  9240 Bonita Beach Road, Suite 1109-A
                  Bonita Springs, Florida 34135
                  Facsimile:  (941) 948-1855

                  If to PSC:

                  Performance Securitization Corporation
                  9240 Bonita Beach Road, Suite 1109-B
                  Bonita Springs, Florida 34135
                  Facsimile:  (941) 948-1855

                  If to the BNY Indenture Trustee or the Trustee:

                  BNY Midwest Trust Company
                  2 North LaSalle Street, 10th Floor
                  Chicago, Illinois 60602
                  Attention:  Corporate Trust Administration
                  Facsimile:  (312) 827-8562

                  If to the BONY Indenture Trustee:

                  The Bank of New York
                  2 North LaSalle Street, 10th Floor
                  Chicago, Illinois 60602
                  Attention:  Corporate Trust Administration
                  Facsimile:  (312) 827-8562

                  If to SST, the Servicer or the Successor Servicer:
                  Systems & Services Technologies, Inc.
                  4315 Pickett Road
                  St. Joseph, Missouri 64503
                  Attention:  John J. Campbell and Joseph D. Booz
                  Facsimile:  (816) 671-2029

                  If to the Master Trust Paying Agent:

                  JPMorgan Chase Bank
                  Structured Finance Admin
                  4 New York Plaza, 6th Floor
                  Attention:  UAC - Master Trust Paying Agent
                  Facsimile:  (212) 623-5932

                  If to the Master Trustee:

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890
                  Attention:  Corporate Trust Administration
                  Facsimile:  (302) 636-4140

                  If to MBIA:

                  MBIA Insurance Corporation
                  113 King Street
                  Armonk, New York 10504
                  Attention:  Cathleen Murray
                  Facsimile:  (914) 765-3131

     Copies of all notices,  reports or other  correspondence  sent to any party
hereto   pursuant  to  this  Agreement  shall  also  be  sent  to  the  Creditor
Representative c/o Peter D. Schellie, Esq., Bingham McCutchen LLP, 1120 20th Street, NW, Suite 800, Washington, DC 20036, or to such other address as the Creditor Representative may designate from time to time in a written notice to each of the parties hereto.

     Section 7.06. No Waiver; Remedies and Severability. No failure on the part of any party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. The parties further agree that the holding by any court of competent jurisdiction that any remedy pursued by a party hereunder is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof.

     Section 7.07. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW

YORK INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     Sectio 7.08. Counterparts. This Agreement may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

     Section 7.09. Paragraph Headings, Etc. The headings of paragraphs contained in this Agreement are provided for convenience only. They form in no part of this Agreement and shall not affect its construction or interpretation.

     Section 7.10. Consent to Jurisdiction. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND TO OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREUNDER OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THE TRANSACTION DOCUMENTS OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS.

     Section 7.11. Jury Trial Waiver. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREUNDER. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
(B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THIS WAIVER.

     Section 7.12. Further Assurances. UACSC or PSC, as the case may be, shall, at all times on and after the date hereof, at its expense and in such manner and form as the Master Trustee or

MBIA may reasonably require, execute, deliver, file and record any other statement, continuation statement, specific assignment or other instrument or document and take any other action that may be necessary or reasonably desirable, or that the Master Trustee or MBIA, or their respective successors or permitted assigns or their respective agents or representatives, may reasonably request, to create, evidence, preserve, perfect or validate the security interests created hereunder or to enable the Master Trustee to exercise and enforce its rights hereunder for the benefit of the Secured Parties or perform its obligations hereunder. Without limiting the generality of the foregoing, UACSC or PSC, as the case may be, shall, upon the request of the Master Trustee or MBIA, execute and file such UCC financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to evidence the liens created hereby. UACSC hereby authorizes MBIA to file one or more UCC financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the collateral pledged hereunder, whether now existing or hereafter arising, without the signature of UACSC or PSC, as the case may be. If UACSC or PSC, as the case may be, fails to perform any of its agreements or obligations under this paragraph, then MBIA may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of MBIA incurred in connection therewith shall be payable in accordance with the provisions of Section 2.05.

     Section 7.13. Entire Agreement. Subject to the terms of the Transaction Documents, this Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof, and this Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of any such subject matter.

     Section 7.14. Nonpetition. None of the parties hereto shall file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law against PSC or UACSC.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the day and year first above mentioned.

                                      UNION ACCEPTANCE CORPORATION,
                                      individually and as Predecessor
                                      Servicer under each Servicing Agreement

                                      By:  /s/ Lee Ervin
                                         ---------------------------------------
                                          Name:   Lee Ervin
                                          Title:  President and CEO

                                      UAC SECURITIZATION CORPORATION,
                                      as Seller under each Grantor  Trust
                                      Servicing  Agreement and Owner Trust
                                      Servicing Agreement and Certificateholder

                                      By:  /s/ Leeanne W. Graziani
                                         ---------------------------------------
                                          Name:   Leeanne W. Graziani
                                          Title:  President

                                      PERFORMANCE SECURITIZATION CORPORATION,
                                      as  Seller  under  the  PSC
                                      Servicing Agreement and Certificateholder

                                      By:  /s/ Leeanne W. Graziani
                                         ---------------------------------------
                                          Name:   Leeanne W. Graziani
                                          Title:  President

                                      WILMINGTON TRUST COMPANY,
                                      as Master Trustee

                                      By:  /s/ James D. Neaci
                                         ---------------------------------------
                                          Name:   James D. Neaci
                                          Title:  Authorized Signer

                                      BNY MIDWEST TRUST COMPANY, not in its
                                      individual capacity but solely as
                                      Indenture Trustee under the various
                                      Indentures other than the 2000-B
                                      Indenture described above
                                      and as Trustee under the various
                                      Pooling and Servicing Agreements
                                      described above

                                      By:  /s/ Sally Tokich
                                         ---------------------------------------
                                          Name:   Sally Tokich
                                          Title:  Assistant Treasurer

                                      THE BANK OF NEW YORK, not in its
                                      individual capacity but solely as
                                      Indenture Trustee under the 2000-B
                                      Indenture described above

                                      By:  /s/ Cassandra D. Shedd
                                         ---------------------------------------
                                          Name:   Cassandra D. Shedd
                                          Title:  Assistant Vice President

                                      SYSTEMS & SERVICES TECHNOLOGIES,  INC.,
                                      as Servicer or Successor Servicer
                                      under the Servicing Agreements


                                      By:  /s/ John Chappell
                                         ---------------------------------------
                                          Name:   John Chappell
                                          Title:  President


                                      JPMORGAN CHASE BANK,
                                      as Master Trust Paying Agent

                                      By:  /s/ Craig M. Kantor
                                         ---------------------------------------
                                          Name:   Craig M. Kantor
                                          Title:  Vice President

                                      MBIA INSURANCE CORPORATION

                                      By:  /s/ Rosemary Kelley
                                         ---------------------------------------
                                          Name:   Rosemary Kelley
                                          Title:  Director

                                      CREDITOR REPRESENTATIVE

                                      By:  Official Committee of the Unsecured
                                           Creditors of Union  Acceptance
                                           Corporation

                                      By:  Bingham McCutchen LLP

                                      By:  /s/ Peter D. Schellie
                                         ---------------------------------------
                                           Name:  Peter D. Schellie

                                   SCHEDULE A
                 First Level Cumulative Net Loss Trigger Amounts


              Apr-03                 149,301,495
              May-03                 157,003,878
              Jun-03                 164,520,053
              Jul-03                 171,843,294
              Aug-03                 178,968,576
              Sep-03                 184,690,719
              Oct-03                 190,241,638
              Nov-03                 195,619,860
              Dec-03                 200,825,245
              Jan-04                 205,858,245
              Feb-04                 210,719,419
              Mar-04                 215,409,966
              Apr-04                 219,932,785
              May-04                 224,290,075
              Jun-04                 228,484,225
              Jul-04                 232,518,352
              Aug-04                 236,396,299
              Sep-04                 240,121,951
              Oct-04                 243,698,934
              Nov-04                 247,131,410
              Dec-04                 250,422,787
              Jan-05                 253,565,918
              Feb-05                 256,567,172
              Mar-05                 259,424,100
              Apr-05                 262,147,933
              May-05                 264,739,809
              Jun-05                 267,192,435
              Jul-05                 269,521,293
              Aug-05                 271,730,497
              Sep-05                 273,808,282
              Oct-05                 275,764,039
              Nov-05                 277,607,706
              Dec-05                 279,347,506
              Jan-06                 280,989,009
              Feb-06                 282,541,449
              Mar-06                 284,015,626
              Apr-06                 285,422,121
              May-06                 286,759,409
              Jun-06                 288,034,457
              Jul-06                 289,251,356
              Aug-06                 290,409,950

              Sep-06                 291,514,734
              Oct-06                 292,568,743
              Nov-06                 293,573,266
              Dec-06                 294,535,069
              Jan-07                 295,461,342
              Feb-07                 296,340,752
              Mar-07                 297,169,069
              Apr-07                 297,949,852
              May-07                 298,685,706
              Jun-07                 299,373,348
              Jul-07                 300,010,525
              Aug-07                 300,595,606
              Sep-07                 301,095,365
              Oct-07                 301,510,596
              Nov-07                 301,861,569
              Dec-07                 302,164,659
              Jan-08                 302,413,394
              Feb-08                 302,613,042
              Mar-08                 302,806,175
              Apr-08                 302,995,237
              May-08                 303,168,929
              Jun-08                 303,315,327
              Jul-08                 303,445,558
              Aug-08                 303,555,286
              Sep-08                 303,634,126
              Oct-08                 303,705,254
              Nov-08                 303,756,967
              Dec-08                 303,792,677
              Jan-09                 303,819,546
              Feb-09                 303,840,179
              Mar-09                 303,849,670

                                   SCHEDULE B
                   First Level Net Loss Ratio Trigger Amounts


                Apr-03                  6.96%
                May-03                  7.09%
                Jun-03                  7.25%
                Jul-03                  7.35%
                Aug-03                  7.42%
                Sep-03                  7.34%
                Oct-03                  7.14%
                Nov-03                  7.04%
                Dec-03                  6.80%
                Jan-04                  6.62%
                Feb-04                  6.59%
                Mar-04                  6.51%
                Apr-04                  5.70%
                May-04                  5.69%
                Jun-04                  5.68%
                Jul-04                  5.66%
                Aug-04                  5.64%
                Sep-04                  5.72%
                Oct-04                  5.79%
                Nov-04                  5.87%
                Dec-04                  5.95%
                Jan-05                  6.03%
                Feb-05                  6.11%
                Mar-05                  6.20%
                Apr-05                  6.28%
                May-05                  6.37%
                Jun-05                  6.45%
                Jul-05                  6.54%
                Aug-05                  6.63%
                Sep-05                  6.72%
                Oct-05                  6.81%
                Nov-05                  6.90%
                Dec-05                  6.99%
                Jan-06                  7.09%
                Feb-06                  7.20%
                Mar-06                  7.32%
                Apr-06                  7.46%
                May-06                  7.61%
                Jun-06                  7.79%
                Jul-06                  8.00%
                Aug-06                  8.24%

                Sep-06                  8.52%
                Oct-06                  8.84%
                Nov-06                  9.21%
                Dec-06                  9.63%
                Jan-07                 10.13%
                Feb-07                 10.69%
                Mar-07                 11.31%
                Apr-07                 12.00%
                May-07                 12.78%
                Jun-07                 13.64%
                Jul-07                 14.58%
                Aug-07                 15.62%
                Sep-07                 16.63%
                Oct-07                 17.55%
                Nov-07                 18.44%
                Dec-07                 19.32%
                Jan-08                 20.12%
                Feb-08                 20.79%
                Mar-08                 21.75%
                Apr-08                 23.11%
                May-08                 24.82%
                Jun-08                 26.72%
                Jul-08                 29.13%
                Aug-08                 32.06%
                Sep-08                 35.08%
                Oct-08                 39.73%
                Nov-08                 45.29%
                Dec-08                 51.85%
                Jan-09                 61.19%
                Feb-09                 75.48%
                Mar-09                 87.51%

                                   SCHEDULE C
                Second Level Cumulative Net Loss Trigger Amounts


               Apr-03              156,087,927
               May-03              164,140,418
               Jun-03              171,998,237
               Jul-03              179,654,353
               Aug-03              187,103,511
               Sep-03              193,085,751
               Oct-03              198,888,985
               Nov-03              204,511,672
               Dec-03              209,953,665
               Jan-04              215,215,438
               Feb-04              220,297,574
               Mar-04              225,201,328
               Apr-04              229,929,729
               May-04              234,485,079
               Jun-04              238,869,872
               Jul-04              243,087,368
               Aug-04              247,141,586
               Sep-04              251,036,585
               Oct-04              254,776,158
               Nov-04              258,364,656
               Dec-04              261,805,641
               Jan-05              265,091,641
               Feb-05              268,229,316
               Mar-05              271,216,105
               Apr-05              274,063,748
               May-05              276,773,436
               Jun-05              279,337,546
               Jul-05              281,772,261
               Aug-05              284,081,883
               Sep-05              286,254,113
               Oct-05              288,298,768
               Nov-05              290,226,238
               Dec-05              292,045,119
               Jan-06              293,761,237
               Feb-06              295,384,242
               Mar-06              296,925,427
               Apr-06              298,395,854
               May-06              299,793,927
               Jun-06              301,126,933
               Jul-06              302,399,145
               Aug-06              303,610,403
               Sep-06              304,765,404

               Oct-06              305,867,323
               Nov-06              306,917,505
               Dec-06              307,923,027
               Jan-07              308,891,403
               Feb-07              309,810,786
               Mar-07              310,676,754
               Apr-07              311,493,027
               May-07              312,262,329
               Jun-07              312,981,227
               Jul-07              313,647,367
               Aug-07              314,259,042
               Sep-07              314,781,518
               Oct-07              315,215,624
               Nov-07              315,582,549
               Dec-07              315,899,416
               Jan-08              316,159,457
               Feb-08              316,368,180
               Mar-08              316,570,092
               Apr-08              316,767,747
               May-08              316,949,335
               Jun-08              317,102,388
               Jul-08              317,238,538
               Aug-08              317,353,254
               Sep-08              317,435,677
               Oct-08              317,510,038
               Nov-08              317,564,102
               Dec-08              317,601,435
               Jan-09              317,629,525
               Feb-09              317,651,096
               Mar-09              317,661,019

                                   SCHEDULE D
                   Second Level Net Loss Ratio Trigger Amounts

                Apr-03                  7.28%
                May-03                  7.41%
                Jun-03                  7.58%
                Jul-03                  7.68%
                Aug-03                  7.76%
                Sep-03                  7.67%
                Oct-03                  7.47%
                Nov-03                  7.36%
                Dec-03                  7.11%
                Jan-04                  6.92%
                Feb-04                  6.89%
                Mar-04                  6.81%
                Apr-04                  5.95%
                May-04                  5.95%
                Jun-04                  5.93%
                Jul-04                  5.92%
                Aug-04                  5.90%
                Sep-04                  5.98%
                Oct-04                  6.06%
                Nov-04                  6.14%
                Dec-04                  6.22%
                Jan-05                  6.31%
                Feb-05                  6.39%
                Mar-05                  6.48%
                Apr-05                  6.57%
                May-05                  6.66%
                Jun-05                  6.75%
                Jul-05                  6.84%
                Aug-05                  6.93%
                Sep-05                  7.03%
                Oct-05                  7.12%
                Nov-05                  7.21%
                Dec-05                  7.31%
                Jan-06                  7.41%
                Feb-06                  7.52%
                Mar-06                  7.65%
                Apr-06                  7.79%
                May-06                  7.96%
                Jun-06                  8.15%
                Jul-06                  8.37%
                Aug-06                  8.62%
                Sep-06                  8.91%

                Oct-06                  9.24%
                Nov-06                  9.63%
                Dec-06                 10.07%
                Jan-07                 10.59%
                Feb-07                 11.18%
                Mar-07                 11.83%
                Apr-07                 12.55%
                May-07                 13.36%
                Jun-07                 14.26%
                Jul-07                 15.25%
                Aug-07                 16.33%
                Sep-07                 17.38%
                Oct-07                 18.35%
                Nov-07                 19.27%
                Dec-07                 20.20%
                Jan-08                 21.03%
                Feb-08                 21.74%
                Mar-08                 22.74%
                Apr-08                 24.17%
                May-08                 25.95%
                Jun-08                 27.93%
                Jul-08                 30.45%
                Aug-08                 33.52%
                Sep-08                 36.67%
                Oct-08                 41.54%
                Nov-08                 47.35%
                Dec-08                 54.20%
                Jan-09                 63.97%
                Feb-09                 78.91%
                Mar-09                 91.49%